FORM 8-K


WE DID IT!!!





FRIDAY............................
February 19th 2021

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934









Date of report (Date of earliest event report:






FRIDAY.................................. February 19th 2021











Access-Power, & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069





IRS Employer Identification No: 59-3420985


(Address of Principal Executive Officers)

Access-Power & Co., Inc.
PO BOX 598
Grand Haven, MI  49417




Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants Certifying Accountant.

ACCR is very please to announce our new PCAOB/CPA auditor to be employed by retainer with the firm. We are paying the AUDITOR fee from our cash balances that have built up over the months.

BF Borgers CPA PC.
Ben Borgers, CPA, CVA, Managing Partner
Ben is a CPA with over 15 years experience in public accounting. Ben has two degrees from Texas A & M University. One is in Information Technology
(IT) and the other is in Accounting. He began his career as a database administrator for the Texas Agricultural Extension Service managing several web enabled databases covering employees and support personnel in 254 different counties in Texas. Ben developed and maintained the databases and the web portal for these and also worked for an IT consulting company on weekends doing general IT and database consulting. This gave him a solid background in IT and Database systems and allows him the ability to understand complicated information systems and IT internal controls.

Upon completion of his Accounting degree he began his Accounting career with Grant Thornton LLP and spent five months doing forensic accounting and SEC reporting....

You may view his complete profile and successes at:

http://www.bfbcpa.us/about-us/

5400 West Cedar Avenue
Lakewood, CO 80226
(303) 953-1454
contact@bfbcpa.us
http://www.bfbcpa.us/contact-us

OUR NEW PCAOB/CPA FOR THE COMPANY IS
BEN BORGERS.

ACCR SHARE STRUCTURE TODAY
AS  300,000,000
OS 300,000,000
PATRICK 186,984,379 or 63% of this Company.
FLOAT 98,374,146

GO ACCR!!!

Patrick J Jensen
Director of ACCR
Friday...................... February 19th 2020


The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.




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